EXHIBIT 99.2

(i)
        NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\GRUPO SUR PROMOCIONES
                            DE MEXICO, S.A. DE C.V.
                             PRO FORMA BALANCE SHEET
                                   (UNAUDITED)


                                                                   JUNE 30, 2007
                                                                   ------------

ASSETS
Current assets:
Cash                                                               $    856,998
Accounts receivable                                                   5,773,311
Inventory                                                             4,219,473
Prepaid and deposits                                                    847,920
 Investments                                                            298,390
                                                                   ------------
     TOTAL CURRENT ASSETS                                            11,996,092

Property and equipment, net                                           1,649,938

Other assets:
   Acquisition of distribution rights of Miller Beer (net)            7,183,541
   Acquisition of trade marks                                         4,400,000
   Goodwill                                                          11,104,286
                                                                   ------------
     TOTAL ASSETS                                                  $ 36,333,857
                                                                   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                                                   $  4,369,625
Accrued expenses                                                        750,114
Accrued interest                                                        212,164
Accrued payroll taxes                                                   996,284
Credit cards                                                            114,469
Bank loans                                                              610,078
Loans payable, less un-amortized debt interest                          776,029
Capital lease deferred                                                  824,567
Acquisition loans                                                     4,412,500
Other loans payable                                                      99,490
Shareholder loans                                                       628,209
                                                                   ------------
     TOTAL CURRENT LIABILITIES                                       13,793,529

Long term debt                                                               --
                                                                   ------------
     TOTAL LIABILITIES                                               13,793,529

Stockholders' equity:

Preferred stock, $0.001 par value, 5,000,000 shares authorized
  no shares issued and outstanding                                           --
Common stock, $0.001 par value, 195,000,000 shares authorized
  82,715,7500 shares issued and outstanding as of June 30, 2007          82,716
Additional paid-in capital                                           27,093,837
Subscribed stock less cost to sell                                      222,340
Accumulated other comprehensive loss                                    (24,313)
Deficit accumulated                                                  (4,831,252)

                                                                   ------------
     TOTAL STOCKHOLDERS' EQUITY                                      22,543,328

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 36,336,857
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

       NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\ GRUPO SUR PROMOCIONES
                            DE MEXICO, S.A. DE C.V.

                        PRO FORMA STATEMENT OF OPERATIONS
                                   (UNAUDITED)


                                                                    FOR THE SIX
                                                                      MONTHS
                                                                       ENDED
                                                                   JUNE 30, 2007
                                                                   -------------

REVENUES                                                           $ 25,561,717
COST OF REVENUES                                                     21,777,901
                                                                   ------------

                                                                      3,783,816
GROSS PROFIT

OPERATING EXPENSES
   General and administrative expenses                                6,138,055

                                                                   ------------
TOTAL OPERATING EXPENSES                                              6,138,055

LOSS FROM OPERATIONS                                                 (2,354,239)

OTHER INCOME AND (EXPENSE)
   Interest income                                                        9,923
   Interest expense                                                    (980.163)
   Provision for income taxes                                                --
                                                                   ------------
NET LOSS                                                           $ (3,324,479)
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

       NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\ GRUPO SUR PROMOCIONES
                            DE MEXICO, S.A. DE C.V.

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  JUNE 30, 2007
                                   (UNAUDITED)


NOTE A - COMPANY OVERVIEW AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------

COMPANY OVERVIEW
----------------

The Company was incorporated under the laws of the State of Nevada, on December 31, 2002 (Date of inception). The Company had minimal operations until it acquired the rights to distribute Miller Beer in Baja California, Mexico from Piancone Group International, Inc. (PGII), issuing 17,500,000 shares of common stock at the par value $0.45 per share ($7,875,000) and paying off $800,000 debt of previous license holder. It started its distribution operations as of July 1, 2006.

In accordance with Statement of Financial Standards (SFAS) #7, the Company was considered a development stage company until it started operations on July 1, 2006.

The Company incorporated Best Beer S.A. de C. V. (Best Beer) in May 2006 in order to distribute in Baja California.

The Company acquired the assets of Piancone Group International, Inc., which was merged into Nascent, and Palermo Italian Foods, LLC in the fourth quarter of 2006. The Company acquired Pasani S.A. de C.V in May, 2007

The Pro Forma Balance sheet and Statement of operations include the activities of Group Sur Promociones de Mexicao, S.A de C.V. (Grupo Sur) that was acquired by the Company in July, 2007.

PRINCIPLES OF CONSOLIDATION
---------------------------

The accompanying pro forma financial statements include the accounts of the Company and its wholly owned subsidiaries, Best Beer S.A. de C. V., International Foodservice Specialists, Inc., Palermo Italian Foods, LLC., Pasani and Grupo Sur acquired in July, 2007.

The financial statements have been consolidated with the parent company and all inter-company transactions and balances have been eliminated in consolidation.

FOREIGN CURRENCY TRANSLATION
----------------------------

The Company translates the foreign currency financial statements of its foreign operations in accordance with Generally Accepted Accounting Principles by translating balance sheet accounts at the appropriate historical or current exchange rate on the balance sheet date and the income statement accounts using the prevailing exchange rates at the transaction date. Translation gains and losses are recorded in stockholders' equity and realized gains and losses are reflected in operations.

BASIS OF PREPARATION OF FINANCIAL STATEMENTS
--------------------------------------------

The accompanying pro forma financial statements are prepared in accordance with U.S. generally accepted accounting standards (GAAP). The pro forma financial statements have been prepared assuming that the Company will continue as a going concern.

USE OF ESTIMATES
----------------

The preparation of pro forma financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets, and liabilities on the date of the pro forma financial statements and the reported amounts of revenues. and expenses during the period. Actual results could differ from those estimates.

INVENTORIES
-----------

Inventories are accounted for on the first-in, first-out basis. Any products reaching their expiration dates are written off.


REVENUE RECOGNITION
-------------------

The Company reports revenue using the accrual method, in which revenues are recorded as services are rendered or as products are delivered and billings are generated.

ALLOWANCE FOR DOUBTFUL ACCOUNTS
-------------------------------

The Company has not had sufficient experience with bad debts to establish a policy. However, the Company has reviewed all accounts and determined that an allowance for uncollectible accounts required at June 30, 2007 is $234,459.

PROPERTY AND EQUIPMENT
----------------------

Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful life of the assets, which is three to ten years.

IMPAIRMENT OF LONG-LIVED ASSETES
--------------------------------

The Company acquired long-lived assets during the last six month of the year ended December 31, 2006. The company will review the carrying values of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable and\or annually. No impairment losses were recorded in 2007.

TAXES ON INCOME
---------------

 The Company follows SFAS 109 "Accounting for Income Taxes" for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expense or benefit is based on the change in the asset or liability each period. If available evidence suggests that is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax asset to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

STOCK - BASED COMPENSATION
--------------------------

The Company accounts for stock-based compensation in accordance with SFAS No. 123r share based payment. The Company recognizes in the statement of operations the grant-date fair value of stock options and other equity based compensation issued to employees and non employees. The Company did not grant any new employee options and no options were cancelled or exercised during the six months ended June 30, 2007.

EARNINGS PER SHARE
------------------

Basic earnings per share is calculated by dividing net income by the weighted average number of common shares outstanding during the period.

GOING CONCERN
-------------

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.

The Company commenced operations distributing Miller beer and other products in Baja California, Mexico starting July 1, 2006.

NOTE B - NOTES PAYABLE
----------------------

The Company has obtained Bridge loan financing. The balance at June 30, 2007 is $1,912,500 with interest payable at rate 8% annually. As additional consideration to obtain the loans due in one year, the Company issued warrants to the lenders to purchase 9,045,000 shares of common stock at a price per share of $0.25 to $0.84. The difference between the price to purchase shares and the closing price of the stock on the date of grant of the warrants $1,759,750 is being written off over the life of the loans (one year). The un-amortized interest, $743,971 has been deducted from total of the loans payable at June 30, 2007. Interest amortized during the period was $556,524.

NOTE C - STOCKHOLDERS' EQUITY
-----------------------------

The Company is authorized to issue 195,000,000 shares of common stock at $.001 par value, and 5,000,000 shares of preferred stock at $.001 par value.

On April 12, 2006, the Company did a 20 for 1 split. The balance of shares issued after the split was 86,568,800. On April 27, 2006, 69,068,800 shares were cancelled.

On April 27, 2006, the Company issued 17,500,000 shares of common stock to acquire the distribution rights for Miller beer in Baja California, Mexico at a per share value of $0.45 per share ($7,875,000) and paid off the debt of the previous license holder to Miller Beer ($800,000). The total cost of the license was $8,675,000. The Company is amortizing the acquisition over 10 year and will evaluate the value of the intangible asset on an annual basis.

During the six months ended June 30, 2007 the Company issued 75,000 shares of common stock for services rendered in the amount of $84,000 and 2,821,000 shares of common stock to redeem notes payable to shareholders in the amount of $1,130,000. The Company received subscriptions for an additional 21,304,000 shares of common stock in the amount of $8,522,000 less expenses of $1,235,000.

At June 30, 2007 the Company had outstanding warrants to purchase 17,188,553 shares of common stock at a price of between $0.25 and $1.05 expiring in 2010. If all warrants were exercised the Company would receive $6,430,000.

NOTE D- SEGMENT INFORMATION-PRO FORMA
-------------------------------------

The Company has adopted FAS Statement No. 131, "Disclosures about Segments of a Business Enterprise and Related Information".

                                                           UNITED STATES        MEXICO
                                                           -------------     ------------

Net gain (loss) for the six months ended June 30, 2007     $(13,333,846)     $      9,367
Long lived assets (net) at June 30, 2007                   $    976,533      $    673,405


NOTE E - RELATED PARTY TRANSACTIONS
-----------------------------------

The Company has unsecured loans form stockholders totaling $628,209 at June 30, 2007 due in one year. The loans have various due dates and contain interest rates ranging from 0% to 18%.

On May 3, 2006, we acquired the exclusive rights from Piancone Group International, Inc. to market Miller Beer in Baja California, Mexico, in exchange for 17,500,000 shares of our common stock. At that time, neither Sandro Piancone nor Piancone Group was an affiliate. Concurrent with the acquisition of these rights, Sandro Piancone became our Chief Executive Officer and a director. In June 2006, we acquired substantially all of the assets of Piancone Group in exchange for the issuance of 15,000,000 shares of our common stock. Sandro Piancone, our Chief Executive Officer and a director, was the Chief Executive Officer, a director and the controlling stockholder of Piancone Group International, Inc. at the time its assets were acquired by us. We believe our purchase of Piancone Group's assets was fair and reasonable.

(ii)
       NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\ GRUPO SUR PROMOCIONES
                            DE MEXICO, S.A. DE C.V.

                             PRO FORMA BALANCE SHEET
                                   (UNAUDITED)


                                                                    DECMBER 31,
                                                                       2006
                                                                   ------------

ASSETS
Current assets:
Cash                                                               $    497,344
Accounts receivable                                                   2,454,153
Inventory                                                             1,137,459
Prepaid and deposits                                                    222,002
                                                                   ------------
     TOTAL CURRENT ASSETS                                             4,310,958
Property and equipment, net                                             716,518
Other assets:
   Acquisition of distribution rights of Miller Beer (net)            8,110,000
   Goodwill                                                          11,936,217
                                                                   ------------
     TOTAL ASSETS                                                  $ 25,073,693
                                                                   ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                                                   $  2,547,581
Accrued expenses                                                        826,039
Accrued interest                                                        276,991
Credit cards                                                             62,784
Bank loans                                                              324,849
Loans payable, less un-amortized debt interest                          932,005
Other loans payable                                                     309,434
Shareholder loans                                                     2,440,148
                                                                   ------------
     TOTAL CURRENT LIABILITIES                                        7,719,831
Long term debt                                                          186,672
                                                                   ------------
     TOTAL LIABILITIES                                                7,906,503
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares
authorized no shares issued and outstanding -- Common
stock, $0.001 par value, 195,000,000 shares
authorized 52,050,000 and 4,328,400 shares issued and
   outstanding as of December 31, 2006 and December 31, 2005,
   respectively                                                          61,386
Additional paid-in capital                                           16,314,478
Subscribed stock less cost to sell                                    2,334,727
Accumulated other comprehensive loss                                    (36,613)
Deficit accumulated                                                  (1,506,788)
                                                                   ------------
     TOTAL STOCKHOLDERS' EQUITY                                      17,167,190
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 25,073,693
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

       NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\ GRUPO SUR PROMOCIONES
                            DE MEXICO, S.A. DE C.V.

                       PRO FORMA STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                                   FOR THE YEAR
                                                                  ENDED DECEMBER
                                                                     31, 2006
                                                                   ------------

REVENUES                                                           $ 24,102,218
COST OF REVENUES                                                     21,847,106
                                                                   ------------
GROSS PROFIT                                                          2,255,112
OPERATING EXPENSES
   General and administrative expenses                                3,847,012
                                                                   ------------
TOTAL OPERATING EXPENSES                                              3,847,012
LOSS FROM OPERATIONS                                                 (1,591,900)
OTHER INCOME AND (EXPENSE)
   Interest income                                                       15,105
   Interest expense                                                    (289,580)
   Provision for income taxes                                                --
                                                                   ------------
NET LOSS                                                           $ (1,866,375)
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

       NASCENT WINE COMPANY/ GRUPO SUR PROMOCIONES DE MEXICO, S.A. DE C.V.

                     PRO-FORMA NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2007
                                   (UNAUDITED)


1. BASIS OF PRESENTATION
   ---------------------

The accompanying pro-forma financial statements have been prepared assuming the transaction between Nascent Wine Company, Inc. and Group Sur Promociones de Mexicao, S.A de C.V. (Grupo Sur) completed their transaction as of the most recent year end which would have been December 31, 2006. All inter-company transactions have been eliminated in consolidation. These financial statements are filed with the appropriate 8-K filing describing the transaction. Readers of this financial statement should review it in conjunction with the various unaudited 10-QSB filings as well as the appropriate 10-KSB audited financial statements of Nascent Wine Company. Separate financial statements on Grupo Sur are also available on separate 8-K filings. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for 2006 have been omitted.

Nascent Wine Company (the Parent) is a publicly traded OTC.BB company specializing in importing and distribution of food and beverage products in Mexico and the United States. It trades under the symbol NCTW.

Grupo Sur is incorporated in Mexico and offers all types of services in the branches of marketing, publicity, promotion of sales, administration of sales and industrial relations. In July of 2007 Grupo Sur was acquired by Nascent.

2. DESCRIPTION OF BUSINESS
   -----------------------

Grupo Sur has been in the Mexican market for 30 years and is one of the leading field marketing and below the line market organization in Mexico with 4,500 contract employees receiving 240,000 retail accounts including supermarkets and convenient stores.

Nascent operates a food wholesaling business in Mexico through with warehouses in the Cancun, Culiacan, Ciudad Juarez, Guadalajara, Mexico City, Tijuana, Mexicali, Ensenada, Cabo San Lucas and Monterrey.

The distribution centers offer super markets, restaurants, hotels, bakeries resorts, pizza shops, schools and other food service establishments the largest variety of products locally available. A customized order/shopping list for recurring customers makes it easier for orders to be taken by the experienced sales representatives.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   ------------------------------------------

PRINCIPLES OF CONSOLIDATION
---------------------------

The accompanying consolidated pro forma financial statements include the accounts of the parent and its wholly owned subsidiaries.

The financial statements have been consolidated with the parent company and all inter-company transactions and balances have been eliminated in consolidation.

REVENUE RECOGNITION
-------------------

The Parent recognized revenue when the earnings process is complete. This generally occurs when the products are shipped to the customer in accordance with terms of the agreement, title and risk of loss have been transferred, collection is reasonable assured, and pricing is fixed or determinable.

ALLOWANCE FOR DOUBTFUL ACCOUNTS
-------------------------------

The Parent has not had sufficient experience with bad debts to establish a policy. However, the Company considers certain accounts to be in doubt and has provided an allowance of $50,000 at December 31, 2006

INVENTORY
---------

Substantially all inventories consist of food products and related supply items for distribution to food service trade. Inventories are valued at cost, as determined by the first-in, first-out method; in the aggregate, such valuations are not in excess of market.

PROPERTY AND EQUIPMENT
----------------------

Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful life of the assets, which is three to seven years.

IMPAIRMENT OF LONG-LIVED ASSETS
-------------------------------

The Parent reviews the carrying value of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.

USE OF ESTIMATES
----------------

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES
------------

Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

NET LOSS PER SHARE
------------------

In February 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 128 "Earnings Per Share" which requires the Company to present basic and diluted earnings per share, for all periods presented. The computation of loss per common share (basic and diluted) is based on the weighted average number of shares actually outstanding during the period. The Company has no common stock equivalents, which would dilute earnings per share.

FAIR VALUE OF FINANCIAL INSTRUMENTS
-----------------------------------

Financial instruments consist principally of cash and payables. The estimated fair value of these instruments approximate their carrying value.

FOREIGN CURRENCY TRANSLATION
----------------------------

The Company translates the foreign currency financial statements of its foreign operations by translating balance sheet accounts at the appropriate historical or current exchange rate on the balance sheet date and the income statement accounts using the prevailing exchange rates at the transaction date. Translation gains and losses are recorded in stockholders' equity and realized gains and losses are reflected in operations.


RECENT ACCOUNTING PRONOUNCEMENTS
--------------------------------

The Company has reviewed recent accounting pronouncements that have been adopted and have concluded that they will not have any material impact on its financial statements.

4.  INVESTMENT
    ----------

The Parent has recognized an investment on the purchase of its distribution rights for Miller Brewing Products in B.C. Mexico. The investment has been recorded at the market price of the stock or .45 cents per share of 17,500,000 shares.

5.  GOING CONCERN
    -------------

The accompanying consolidated pro forma financial statements, which have been prepared in conformity with accounting principles generally accepted in the United States of America, contemplates the continuation of the parent as a going concern. However, the Parent and Subsidiaries have not attained profitability and their continuance is dependent on equity and debt contributions. No adjustments have been made to these financial statements to reflect the outcome of the above uncertainty.

6.  CAPITAL STOCK
    -------------

COMMON STOCK
------------

The Parent has adopted SFAS No. 123, Accounting For Stock-Based Compensation, accounting using the fair value method.

7.  INCOME TAXES
    ------------

The provision for income taxes on Pasani have been made to these pro forma financials. Deferred tax assets have not been accounted for as the parent can not at this time expect that benefit to be realized.

8.  OPERATING LEASES
    ----------------

OPERATING LEASES
----------------

The Company leases all of its facilities in Mexico, San Diego, California and Miami, Florida.

9.  RELATED PARTY TRANSACTIONS
    --------------------------

The Company has unsecured loans form stockholders totaling $2,581,648 at December 31, 2006. The loans have various due dates and contain interest rates ranging from 0% to 18%.

The maturities of notes payable at December 31, 2006 are as follows:

                  FOR THE YEAR ENDED
                  DECEMBER 31,
                  --------------------------
                  2007                                 $      2,440,148
                  2008                                 $        141,500

                On May 3, 2006, we acquired the exclusive rights from Piancone Group International, Inc. to market Miller Beer in Baja California, Mexico, in exchange for 17,500,000 shares of our common stock. At that time, neither Sandro Piancone nor Piancone Group was an affiliate. Concurrent with the acquisition of these rights, Sandro Piancone became our Chief Executive Officer and a director. In June 2006, we acquired substantially all of the assets of Piancone Group in exchange for the issuance of 15,000,000 shares of our common stock. Sandro Piancone, our Chief Executive Officer and a director, was the Chief Executive Officer, a director and the controlling stockholder of Piancone Group International, Inc. at the time its assets were acquired by us. We believe our purchase of Piancone Group's assets was fair and reasonable.

11. SEGMENT INFORMATION
    -------------------

The Company has adopted FAS Statement No. 131, "Disclosures about Segments of a Business Enterprise and Related Information".

                                                   UNITED STATES      MEXICO
                                                   -------------  -------------
Net loss for the year ended December 31, 2006      $   1,753,930  $   (112,445)
Long lived assets (net) at December 31, 2006       $     261,283  $    455,235